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                                                             EXHIBIT 10-Z (iii)



                   PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST

                       Section 401(K) PROFIT SHARING PLAN
                               (NONSTANDARDIZED)

                              ADOPTION AGREEMENT(1)


The Employer(2), designated below, hereby establishes a profit-sharing plan (optionally including a cash or deferred arrangement (as defined in Section 401(k) of the Internal Revenue Code)) for all Eligible Employees as defined in this Adoption Agreement pursuant to the terms of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST BASIC PLAN DOCUMENT # 05.

A.       EMPLOYER INFORMATION:

         1. [ ]  NAME:        Bindley Western Industries, Inc.

         2.      ADDRESS:     10333 N. Meridian Street, Suite 300

         3.      ADDRESS:     Indianapolis, IN  46290

         4.      ATTENTION:     Michael D. McCormick     TELEPHONE: 317-298-9890

         5.      EMPLOYER TAXPAYER IDENTIFICATION NUMBER(3):   84-0601662


B.       BASIC PLAN PROVISIONS:

             1.      PLAN NAME (SELECT ONE):

                 a. [ ] This plan is established effective _____, 19__, (the "Effective Date") as a profit sharing plan and trust (optionally with a "cash or deferred arrangement" as defined in Code Section 401(k)) to be known as _____ Plan and Trust (the "Plan") in the form of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST.





__________________________________

(1) Footnotes in this Adoption Agreement are not to be construed as part of the Plan provisions but are explanatory only. To the extent a footnote is inconsistent with the provisions of the Basic Plan Document or applicable law, the provisions of the Plan shall be construed in conformity with the Basic Plan Document or law.
(2) Terms that are capitalized are defined in the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST BASIC PLAN DOCUMENT.

(3) The Plan will have an individual TIN, distinct from the Employer TIN.
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                 b. [X]           This plan is an amendment and restatement in
                                  the form of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST, effective January 1, 1996, (the "Effective Date") of the Profit Sharing Plan of Bindley Western Industries, Inc. & Subsidiaries Plan and Trust (the "Plan"), originally effective as of January 1, 1979 (the "Original Effective Date").

         2.      EMPLOYER'S THREE DIGIT PLAN NUMBER:     001

         3.      COMMITTEE MEMBERS (4):
                          Michael D. McCormick, Kathy Messick, and Mike Shinn

         4.      DEFINITIONS:

                 a.       COMPENSATION for allocation purposes:

                          i   Will be determined over the following
                              applicable period (select only one):

                              (a) [X]          the Plan Year
                              (b) [ ]          the period of Plan participation
                                               during the Plan Year
                              (c) [ ]          a consecutive 12 month period
                                               commencing on _____ and ending
                                               with, or within, the Plan Year.

                          ii      [ ]  If selected, Compensation will include
                                       Employer contributions made pursuant to
                                       a Salary Reduction Agreement, or other
                                       arrangement, which are not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or
                                       403(b) of the Internal Revenue Code.

                          iii Shall NOT include (select as many as desired):

                              (a) [ ]      Bonuses
                              (b) [ ]      Commissions
                              (c) [ ]      Taxable fringe benefits identified
                                           below:

                                           -----
                              (d) [X]      Other items of remuneration
                                           identified below:
                                           1) Income derived from exercise of
                                           stock options.  2) Any benefit not
                                           included in the employee's taxable
                                           income for the year.

                          iv Shall be limited to $ _____, which shall be the maximum amount of compensation considered for plan allocation purposes (but not for





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(4) Committee members direct the day to day operation of the Plan.
    Committee members serve at the pleasure of the Employer. See Section 11.4 for changes in Committee membership. If no Committee members are specified, the Employer shall assume responsibility for the operations of the Plan.



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                              testing purposes), and may not be an amount in
                              excess of the Internal Revenue Code Section
                              401(a)(17) limit in effect for the Plan Year(5). If no amount is specified, Compensation shall be limited to the Internal Revenue Code Section 401(a)(17) amount, as adjusted by the Secretary of the Treasury from time to time.

                 b.       EARLY RETIREMENT DATE:

                          i   [X]          is not applicable to this Plan
                          ii  [ ]          is the latter of the date on which
                                           the Participant attains age _____
                                           (not less than 55) and the date on
                                           which the Participant completes _
                                           Years of Service.

                 C. HOUR OF SERVICE shall be determined on the basis of the method selected below. Only one method may be selected. The method shall be applied to all Employees covered under the Plan as follows (select only one):

                          i   [X]          On the basis of actual hours for
                                           which an Employee is paid, or
                                           entitled to be paid.
                          ii  [ ]          On the basis of days worked.  An
                                           Employee shall be credited with ten
                                           (10) Hours of Service if under
                                           Section 1.1(U) of the Plan such
                                           Employee would be credited with at
                                           least one (1) Hour of Service during
                                           the day.
                          iii [ ]          On the basis of weeks worked.  An
                                           Employee shall be credited with
                                           forty-five (45) Hours of Service if
                                           under Section 1.1(U) of the Plan
                                           such Employee would be credited with
                                           at least one (1) Hour of Service
                                           during the week.
                          iv  [ ]          On the basis of semi-monthly payroll
                                           periods.  An Employee shall be
                                           credited with ninety-five (95) Hours
                                           of Service if under Section 1.1(U)
                                           of the Plan such Employee would be
                                           credited with at least one (1) Hour
                                           of Service during the semi-monthly
                                           payroll period.
                          v   [ ]          On the basis of months worked.  An
                                           Employee shall be credited with one
                                           hundred ninety (190) Hours of
                                           Service if under Section 1.1(U) of
                                           the Plan such Employee would be
                                           credited with at least one (1) Hour
                                           of Service during the month.

                 d. LIMITATION YEAR shall mean the 12 month period commencing on January 1 and ending on December 31.





__________________________________

(5) If no amount is specified, the maximum amount of Compensation allowed under Code Section # 401(a)(17) (the "$150,000 limit" ( "$200,000 limit" prior to the Plan Year beginning before January 1, 1994)), as adjusted from time to time, shall be used.

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                 e.       NORMAL RETIREMENT DATE for each Participant shall
                          mean (select one):

                          i   [X]          the date the Participant attains
                                           age: 65 (not to exceed 65)
                          ii  [ ]          the latter of the date the
                                           Participant attains age _____ (not
                                           to exceed 65) or the ___ (not to
                                           exceed 5th) anniversary of the
                                           participation commencement date.  if
                                           for the Plan Years beginning before
                                           January 1, 1988, Normal Retirement
                                           Date was determined with reference
                                           to the anniversary of the
                                           participation commencement date
                                           (more than 5 but not to exceed 10
                                           years), the anniversary date for
                                           Participants who first commenced
                                           participation under the Plan before
                                           the first Plan Year beginning on or
                                           after January 1, 1988 shall be the
                                           earlier of (A) the tenth anniversary
                                           of the date the Participant
                                           commenced participation in the Plan
                                           (or such anniversary as had been
                                           elected by the employer, if less
                                           than 10) or (B) the fifth
                                           anniversary of the first day of the
                                           first Plan Year beginning on or
                                           after January 1, 1988.
                                           Notwithstanding any other provisions
                                           of the Plan, the participant
                                           commencement date is the first day
                                           of the first Plan Year in which the
                                           Participant commenced participation
                                           in the Plan.

                 f. PERMITTED DISPARITY LEVEL, for purposes of allocating Employer Contributions, shall mean (select only one):

                          i   [X]          Not applicable - the Plan does not
                                           use permitted disparity.
                          ii  [ ]          The Taxable Wage Base, which is the
                                           contribution and benefit base under
                                           section 230 of the Social Security
                                           Act at the beginning of the year.
                          iii [ ]          _____ % (not greater than 100%) of
                                           the Taxable Wage Base as defined in
                                           B(4)(f)(ii) above.
                          iV  [ ]          $ _____, provided that the amount
                                           does not exceed the Taxable Wage
                                           Base as defined in B(4)(f)(ii)
                                           above.

                 g. PLAN YEAR shall mean (select and complete only one of the following):

                          i   [X]          the 12-consecutive month period
                                           which coincides with the Limitation
                                           Year.  The first Plan Year shall be
                                           the period commencing on the
                                           Effective Date and ending on the
                                           last day of the Limitation Year.
                          ii  [ ]          the 12-consecutive month period
                                           commencing on_____, 19__, and each
                                           annual anniversary thereof.
                          iii [ ]          the calendar year (January 1 through
                                           December 31).





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                 h.       QUALIFIED DISTRIBUTION DATE, for purposes of
                          making distributions under the provisions of a Qualified Domestic Relations Order (as defined in Internal Revenue Code Section 414(p)), [X] SHALL
                          [ ] SHALL NOT be the date the order is
                          determined to be qualified. If SHALL is selected, the Alternate Payee will be entitled to an immediate distribution of benefits as directed by the Qualified Domestic Relations Order. If SHALL NOT is selected, the Alternate Payee may only take a distribution on the earliest date that the Participant is entitled to a distribution.

                 i.       SPOUSE:

                            [ ] If selected, Spouse shall mean only that person who has actually been the Participant's spouse for at least one year.

                 j.       YEAR OF SERVICE shall mean:

                          i For ELIGIBILITY purposes (select one of the following):

                              (a)  [X]         the 12 consecutive months during
                                               which an Employee is credited
                                               with 1000 (not more than 1000)
                                               Hours of Service.
                              (b)  [ ]         a Period of Service (using the
                                               elapsed time method of counting
                                               Service, as described in Section
                                               1.1(N)(3) of the Plan).

                          ii For ALLOCATION accrual purposes (select one of the following):

                              (a)  [X]         the 12 consecutive months during
                                               which an Employee is credited
                                               with 1000 (not more than 1000)
                                               Hours of Service.
                              (b)  [ ]         a Period of Service (using the
                                               elapsed time method of counting
                                               Service, as described in Section
                                               1.1(N)(3) of the Plan).

                          iii For VESTING service purposes (select one of the
                              following):

                              (a)  [X]         the 12 consecutive months during
                                               which an Employee is credited
                                               with 1000 (not more than 1000)
                                               Hours of Service.
                              (b)  [ ]         a Period of Service (using the
                                               elapsed time method of counting
                                               Service, as described in Section
                                               1.1(N)(3) of the Plan).

                          iv For purpose of computing Years of Service in plans where Year of Service is defined in terms of Hours of Service), the consecutive 12 month period shall be:





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                              (a) For ELIGIBILITY purposes, the first Year of
                                  Service shall be computed using the 12 month period commencing on the Employee's date of hire and ending on the first annual anniversary of the Employee's date of hire (the "Initial Computation Period"). In the event an employee does not complete an eligibility Year of Service during this initial computation period, the computation period shall be (select only one):

                                  (1)  [ ]        the period commencing on
                                                  each annual anniversary of
                                                  the Employee's date of hire
                                                  and ending on the next annual
                                                  anniversary of the Employee's
                                                  date of hire.
                                  (2)  [X]        the Plan Year, commencing
                                                  with the Plan Year in which
                                                  the Initial Computation
                                                  Period ends.

                              (b) For VESTING purposes, Years of Service shall
                                  be computed on the basis of:

                                  (1)  [ ]        the period commencing on
                                                  each annual anniversary of
                                                  the Employee's date of hire
                                                  and ending on the next annual
                                                  anniversary of the Employee's
                                                  date of hire.
                                  (2)  [X]        the Plan Year, commencing
                                                  with the first Plan Year an
                                                  Employee completes an Hour of
                                                  Service.

                              (c) For ALLOCATION accrual purposes, Year of
                                  Service shall be computed on the basis of the Plan Year.

                           v   [X]         For ELIGIBILITY purposes, Years
                                           of Service with the following
                                           Predecessor Employers shall count in
                                           fulfilling the eligibility
                                           requirements for this Plan:
                                           Kendall Drug Company; 3-C
                                           Medical, Inc.; IV-I, Inc; IV-One
                                           Services, Inc.; National Pharmacy
                                           Providers, Inc.; National Infusion
                                           Services, Inc.

                          vi   [ ]         For VESTING purposes, Years of
                                           Service with the following
                                           Predecessor Employers shall count
                                           for purposes of determining the
                                           nonforfeitable amount of a
                                           Participant's account: _____

         5.      COVERAGE:

                 This Plan is extended by the Employer to the following Employees who have met the eligibility requirements (select as many as appropriate):



                          i   [ ]          All Employees




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                  ii  [ ]          Salaried Employees
                  iii [ ]          Sales Employees
                  iv  [ ]          Hourly Employees
                  v   [ ]          Leased Employees
                  vi  [X]          All Employees except (select as applicable):

                                        (a) [X]   those who are members of a
                                                  unit of Employees covered by
                                                  a collective bargaining
                                                  agreement between the
                                                  Employer and Employee
                                                  representatives, if
                                                  retirement benefits were the
                                                  subject of good faith
                                                  bargaining and if two percent
                                                  or less of the Employees who
                                                  are covered pursuant to that
                                                  agreement are professionals
                                                  as defined in Section
                                                  1.410(b)-9 of the
                                                  Regulations.  For this
                                                  purpose, the term "Employee
                                                  representative" does not
                                                  include any organization more
                                                  than half of whose members
                                                  are Employees who are owners,
                                                  officers, or executives of
                                                  the Employer.
                                        (b) [ ]   those who are nonresident
                                                  aliens (within the meaning of
                                                  Internal Revenue Code Section
                                                  7701(b)(1)(B)) and who
                                                  receive no earned income
                                                  (within the meaning of
                                                  Internal Revenue Code Section
                                                  911(d)(2)) from the Employer
                                                  which constitutes income from
                                                  sources within the United
                                                  States (within the meaning of
                                                  Internal Revenue Code Section
                                                  861(a)(3)).

                          vii   [ ]        Union Employees (who are members of
                                           the following unions or union
                                           affiliates:

                                           -----
                          viii  [ ]        Other Employees, described as
                                           follows:

                                           -----

         6.      ELIGIBILITY:

                 An Employee covered by the Plan may become a Participant upon completion of the following eligibility requirements:

                 a.  SERVICE(6):

                          i     [ ]        There shall be no minimum service
                                           requirement for an Employee to
                                           become a Participant.





__________________________________

(6) If a fractional year is elected, the elapsed time method of computing service shall be used for the fractional year. Eligibility provisions for optional cash or deferred arrangements are contained in Item C of this Adoption Agreement.

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                     ii  [X]  The Employee must complete 1  Year
                              of Service (not more than 2 years)
                              to be a Participant for purposes of
                              receiving allocations of Employer
                              Profit Sharing Contributions.

                 b.  AGE:

                     i   [ ]  There shall be no minimum age
                              requirement for an Employee to become a
                              Participant.
                     ii  [X]  The Employee must attain age 21 (not more than
                              21) to be a Participant in the Plan.

                 c.  WAIVER OF AGE AND SERVICE REQUIREMENTS:

                     i   [ ]  Notwithstanding the provisions of Items B(6)(a)
                              and (b), Employees who have not satisfied the age and service requirements, but would otherwise be eligible to participate in the plan, shall be eligible to participate on the Effective Date.

                     ii  [ ]  For new Plans, notwithstanding the provisions of
                              Items B(6)(a) and (b), Employees who have not satisfied the age and service requirements, but would otherwise be eligible to participate in the plan, shall be eligible to participate on the Effective Date.

                 d.  ENTRY DATES:

                          Upon completion of the eligibility requirements, an Employee shall commence participation in the Plan (select only one):

                     i   [ ]  As soon as practicable under the payroll
                              practices utilized by the Employer, and
                              consistently applied to all Employees, or if
                              earlier, the first day of the Plan Year (7).
                     ii  [ ]  As of the first day of the month following the
                              completion of the eligibility requirements.
                     iii [X]  As of the earliest of the first day of the Plan
                              Year, fourth, seventh or tenth month of the Plan
                              Year next following completion of the eligibility
                              requirements.
                     iv  [ ]  As of the earliest of the first day of the Plan
                              Year or seventh month of the Plan Year next
                              following completion of the eligibility
                              requirements.
                     v   [ ]  As of the first day of the Plan Year next
                              following completion of the eligibility
                              requirements (may only be





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(7) Notwithstanding the foregoing, an Employee who has met the eligibility requirements may not enter the Plan later than six months following the date on which the Employee first completes the eligibility requirements.

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                              selected if the eligibility year of service
                              requirement is 6 months or less).

         7.      VESTING:

                 a. The percentage of a Participant's Employer Contribution Account (attributable to Employer Profit Sharing Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be (8):

                          COMPLETED YEARS OF SERVICE

                    1       2       3       4       5       6       7
                 -------------------------------------------------------

      i   [ ]             100%
                 ------  ------
      ii  [ ]                     100%
                 ------  ------  ------
      iii [ ]              20%     40%     60%    80%    100%
                 ------  ------  ------  ------  ------  ------
      iv  [X]      0%       0%     20%     40%    60%     80%     100%
                 ------  ------  ------  ------  ------  ------  ------
      v   [ ]     10%      20%     30%     40%    60%     80%     100%
                 ------  ------  ------  ------  ------  ------  ------
      vi  [ ]                                    100%
                 ------  ------  ------  ------  ------
      vii [ ]                                                     100%
                 ------  ------  ------  ------  ------  ------  ------
      vii [ ] Full and immediate vesting upon entry into the Plan (9)

          Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified
          in    Code    Section 411(a)(2).

                 b. For purposes of computing a Participant's vested account balance, Years of Service for vesting purposes [X] SHALL [ ] SHALL NOT include Years of Service before the Employer maintained this Plan or any predecessor plan, and [X] SHALL [ ] SHALL NOT include Years of Service before the Employee attained age 18.
                 c. Notwithstanding the provisions of this Item B(7)(c) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Contribution if: (10)

                          i    [ ]         the Participant's job is eliminated
                                           without the Participant being
                                           offered a comparable position
                                           elsewhere with the Employer.
                          ii   [ ]         for such reason as is described
                                           below:

                                           ------





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(8) Notwithstanding the selection made in this Item B(7)(a), a Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.
(9) If more than one Year of Service is an eligibility requirement, Item viii must be selected.
(10)The provisions of this section will be administered by the Employer on a consistent and nondiscriminatory basis.

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         8.      EMPLOYER PROFIT SHARING CONTRIBUTIONS:

                 a.       CONTRIBUTIONS:

                          i  [X] In its discretion, the Employer may contribute
                                 Employer Profit Sharing Contributions to the
                                 Plan.
                          ii [ ] The Employer shall contribute Employer Profit
                                 Sharing Contributions to the Plan in the amount of _____ % of the Compensation of all Eligible Participants under the Plan.
                          iii[ ] If selected, the Employer may make Employer
                                 Profit Sharing Contributions without regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year.
                          iv [ ] If selected, the Employer may designate all or
                                 any part of the Employer Profit Sharing
                                 Contributions as Qualified Nonelective
                                 Contributions, provided, however, that
                                 contributions so designated will be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions (11).

                 b.       ALLOCATIONS:

                          Employer Profit Sharing Contributions shall be allocated to the accounts of eligible Participants according to the following selected allocation formula:

                          i  [X] The Employer Profit Sharing
                                 Contributions shall be allocated to each eligible Participant's account in the ratio which the Participant's Compensation bears to the Compensation of all eligible Participants. Employer Profit Sharing Plan Contributions, shall be allocated to the accounts of Participants who have completed a Year of Service (12) (select one):

                                        (a) [ ]   as of the last day of
                                                  the month preceding the month
                                                  in which the contribution was
                                                  made.
                                        (b) [ ]   as of the last day of
                                                  the Plan quarter preceding
                                                  the quarter in which the
                                                  contribution was made.





__________________________________

(11)Amounts designated as Qualified Nonelective Contributions will be allocated pursuant to Section 3.1(A)(14) of the Basic Plan Document.
(12)In the event contributions are allocated on a basis other than a full plan year, the Year of Service shall be based on the elapsed time method of calculation, and a Participant shall be deemed to have completed an appropriate Period of Service for allocation purposes if the Participant has completed a pro-rata Period of Service corresponding to the interval on which contributions are allocated.

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                                        (c)    [X] as of the last day of the
                                               Plan Year.

                          ii               The Employer Profit Sharing
                                           Contributions shall be allocated in
                                           accordance with the following
                                           formula:

                                        (a)    If the Plan is Top-Heavy, the
                                               contribution shall be first
                                               credited to each eligible
                                               Participant's Account in the
                                               ratio which the Participant's
                                               Compensation bears to the total
                                               Compensation of all eligible
                                               Participants, up to 3% of each
                                               Participant's Compensation.
                                        (b)    If the Plan is Top-Heavy, any
                                               Employer Profit Sharing
                                               Contribution remaining after the
                                               allocation in (a) above shall be
                                               credited to each eligible
                                               Participant's account in the
                                               ratio which the Participant's
                                               Excess Compensation (13) bears to
                                               the total Excess Compensation of
                                               all eligible Participants, up to
                                               3% of each eligible
                                               Participant's Excess
                                               Compensation.
                                        (c)    Any contributions remaining after
                                               the allocation in (b) above
                                               shall be credited to each
                                               eligible Participant's account
                                               in the ratio which the sum of
                                               the Participant's total
                                               Compensation and Excess
                                               Compensation bears to the sum of
                                               the total Compensation and
                                               Excess Compensation of all
                                               eligible Participants, up to an
                                               amount equal to the maximum
                                               Excess Percentage times the sum
                                               of the Participant's
                                               Compensation and Excess
                                               Compensation.  If the Plan is
                                               Top-Heavy, the maximum Excess
                                               Percentage is N/A% (insert
                                               percentage).  If the Plan is not
                                               Top-Heavy, the maximum Excess
                                               Percentage is N/A% (insert
                                               percentage, which shall not
                                               exceed the prior Excess
                                               Percentage limitation specified
                                               by more than 3).

                                  NOTE: If the Permitted Disparity Level defined at Item B(4)(f) is the Taxable Wage Base (which is the contribution and benefit base under section 230 of the Social Security Act at the beginning of the year), then the maximum
                                               Excess Percentage should be 2.7%
                                               if the Plan is Top-Heavy and
                                               5.7% if the Plan is not
                                               Top-Heavy.

                                               If the Permitted Disparity Level
                                               defined at Item B(4)(f) is
                                               greater than 80% but less than
                                               100% of the Taxable Wage Base,
                                               then the maximum Excess

__________________________________

(13)Excess Compensation means a Participant's Compensation in excess of the Permitted Disparity Level specified in the Definitions section of this Adoption Agreement.

                                               Percentage should be 2.4% if the
                                               Plan is Top-Heavy and 5.4% if
                                               the Plan is not Top-Heavy.

                                               If the Permitted Disparity Level
                                               defined at Item B(4)(f) is
                                               greater than the greater of
                                               $10,000 or 20% of the Taxable
                                               Wage Base, but not more than
                                               80%, then the maximum Excess
                                               Percentage should be 1.3% if
                                               the Plan is Top-Heavy and 4.3%
                                               if the Plan is not Top-Heavy.

                                        (d)    Any remaining Employer Profit
                                               Sharing Contribution shall be
                                               allocated among eligible
                                               Participants' accounts in the
                                               ratio which the Participant's
                                               Compensation bears to the total
                                               Compensation of all
                                               Participants.

                          iii  [X]         If selected, and the Employer has
                                           elected to allocate Employer Profit
                                           Sharing Plan Contributions as of the
                                           last day of the Plan Year, a
                                           Participant must be employed by the
                                           Employer on the last day of the Plan
                                           Year in order to receive an
                                           allocation (14).
                          iv   [ ]         A Participant who terminates before
                                           the end of the period for which
                                           contributions are allocated shall
                                           share in the allocation of Employer
                                           Profit Sharing Contributions if
                                           termination of employment was the
                                           result of (select all that apply):

                                           (a) [ ]    retirement
                                           (b) [ ]    disability
                                           (c) [ ]    death
                                           (d) [ ]    other, as specified below:
                                                      ------

         9.      ROLLOVER & TRANSFER CONTRIBUTIONS (SELECT ONE):

                 a.  [X]          Subject to policies, applied in a consistent
                                  and nondiscriminatory manner, adopted by the
                                  Committee, each Employee, who would otherwise
                                  be eligible to participate in the Plan except
                                  that such Employee has not yet met the
                                  eligibility requirements, and each
                                  Participant may make a Rollover Contribution
                                  as described in Internal Revenue Code
                                  Sections 402(a)(5), 403(a)(4) or 408(d)(3).
                 b.  [ ]          Subject to policies, applied in a consistent
                                  and nondiscriminatory manner, adopted by the Committee, each Participant may make a





__________________________________

14 This option shall only be effective if Item 8(b)(i)(c) has been selected. Even if this Item is selected, the provisions of Section 4.8 of the Basic Plan Document may supersede this requirement if necessary to satisfy Code Sections 401(a)(26) and 410(b).

                          Rollover Contribution as described in
                          Internal Revenue Code Sections 402(a)(5),
                          403(a)(4) or 408(d)(3).
                 c. [ ] No Employee shall make Rollover Contributions to the Plan.

         10.     DISTRIBUTIONS:

                 a.       DISTRIBUTIONS UPON SEPARATION FROM SERVICE:

                          The Normal Form of Benefit under the Plan shall be a single lump sum distribution, made [X] (if selected) as soon as administratively practical after receipt of a distribution request from a Participant entitled to a distribution or [ ] (if selected) upon the Participant's attainment of the Plan's Early Retirement Date or the Plan's Normal Retirement Date, whichever is earlier.

                          In addition to the Normal Form of Benefit, the Participant shall be entitled to select from among the following optional forms of benefit specified by the employer (select as many as apply):

                          i   [ ]     Installment payments
                          ii  [ ]     Such other forms as may be specified
                                      below:

                 b.       IN-SERVICE DISTRIBUTIONS (SELECT AS MAY BE
                          APPROPRIATE)

                          i  [X]      There shall be no in-service
                                      distribution of Participant account
                                      balances derived from Employer
                                      Profit Sharing Contributions.
                          ii [ ]      Participants may request an
                                      in-service distribution of their
                                      account balance attributable to
                                      Employer Profit Sharing
                                      Contributions, for the following
                                      reasons:

                                        (a) [ ]   For purposes of
                                                  satisfying a financial
                                                  hardship, as determined in
                                                  accordance with the uniform
                                                  nondiscriminatory policy of
                                                  the Committee;
                                        (b) [ ]   Attainment of age 59 1/2 by
                                                  the Participant; or
                                        (c) [ ]   Attainment of the
                                                  Plan's Normal Retirement Date
                                                  by the Participant.

         11.     FORFEITURES:

                 a. Forfeitures of amounts attributable to Employer Profit Sharing Contributions shall be reallocated as of:

                          i   [X]          the last day of the Plan Year in
                                           which the Forfeiture occurred.
                          ii  [ ]          the last day of the Plan Year
                                           following the Plan Year in which the
                                           Forfeiture occurred.
                          iii [ ]          the last day of the Plan Year in
                                           which the Participant suffering the
                                           Forfeiture has incurred five
                                           consecutive One Year Breaks in
                                           Service.

                 b. Forfeitures of Employer Profit Sharing Contributions shall be reallocated as follows:

                          i   [ ]          Not applicable as Employer Profit
                                           Sharing Contributions are always
                                           100% vested and nonforfeitable.
                          ii  [ ]          Used first to pay the expenses of
                                           administering the Plan, and then
                                           allocated pursuant to one of the
                                           following two options (15):
                          iii [ ]          Forfeitures shall be allocated to
                                           Participant's accounts in the same
                                           manner as Employer Profit Sharing
                                           Contributions, Employer Matching
                                           Contributions, Qualified Nonelective
                                           Contributions or Qualified Matching
                                           Contributions, in the discretion of
                                           the Employer, for the year in which
                                           the Forfeiture arose.
                          iv  [X]          Forfeitures shall be applied to
                                           reduce the Employer Profit Sharing
                                           Contributions, Employer Matching
                                           Contributions, Qualified Nonelective
                                           Contributions or Qualified Matching
                                           Contributions, in the discretion of
                                           the Employer, for the Plan Year
                                           following the Plan Year in which the
                                           Forfeiture arose.

         12.     LIMITATIONS ON ALLOCATIONS:

                 If the Employer maintains or ever maintained another qualified retirement plan in which any Participant in this Plan is (or was) a participant, or could possibly become a participant, the Employer must complete the following:

                 a. If the Participant is covered under another qualified defined contribution plan maintained by the Employer other than a Master or Prototype Plan:

                          i   [ ]          The provisions of this Plan shall
                                           apply as if the other plan were a
                                           Master or Prototype plan; or,
                          ii  [ ]          The following provisions will be
                                           effective to limit the total Annual
                                           Additions to the Maximum Permissible
                                           Amount, and will properly reduce any
                                           Excess Amounts, in a manner that
                                           precludes Employer discretion:





__________________________________

15 If this option is selected, iii or iv must be selected to reallocate Forfeitures of Employer Profit Sharing Contributions remaining after expenses of administering the Plan have been paid.

                                      -----


                 b. If the Participant is or ever has been a participant in a qualified defined benefit plan maintained by the Employer, the following provisions will be effective to satisfy the 1.0 limitation of Internal Revenue Code Section 415(e), in a manner that precludes Employer discretion:

                          -----

         13. INTERNAL REVENUE CODE Section 411(D)(6) PROTECTED BENEFITS:

             [X]          If selected, the Plan has Internal Revenue Code
                          Section 411(d)(6) Protected Benefits from a prior plan that this Plan amends, that must be protected.

         14.     TOP-HEAVY PLAN PROVISIONS:

                 For each Plan Year in which the Plan is a Top-Heavy Plan the following provisions will apply:

                 a. The percentage of a Participant's Employer Contribution Account to be vested in him upon termination of employment prior to retirement shall be:

                          i  [X]         a percentage determined in
                                         accordance with the following schedule:


                                           YEARS OF SERVICE          PERCENTAGE
                                           ----------------          ----------
                                           Less than two                   0
                                           Two but less than three        20
                                           Three but less than four       40
                                           Four but less than five        60
                                           Five but less than six         80
                                           Six or more                   100;

                          ii   [ ]         100% vesting after _____  (not to
                                           exceed 3) Years of Service;
                                           provided, however, that Years of
                                           Service may not exceed two (2) if
                                           the service requirement for
                                           eligibility exceeds 1 year; or
                          iii  [ ]         computed in accordance with the
                                           vesting schedule selected by the
                                           Employer in Items B(7)(a) or
                                           C(4)(d), as long as the benefits
                                           under the vesting schedule in Items
                                           B(7)(a) or C(4)(d) vest at least as
                                           rapidly as the two options specified
                                           in this Item B(14)(a), above.

                          If the vesting schedule under the Plan shifts in or out of the schedules above for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in
                          Section 2.2 of the Basic Plan Document applies.

                 b. For purposes of minimum Top-Heavy allocations, contributions and forfeitures equal to 3% (not less than 3%) of each Non-key Employee's Compensation will be allocated to each Participant's Contribution Account when the Plan is a Top-Heavy Plan, except as otherwise provided in the Basic Plan Document. This
                          Item 14 will not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer completes the following: (Insert the name of the plan or plans which will meet the minimum allocation or benefit requirement applicable to Top-Heavy plans.)

                          ------

                 c. The Valuation Date as of which account balances or accrued benefits are valued for purposes of computing the Top-Heavy Ratio shall be the last day of each Plan Year.
                 d. If the Employer maintains or has ever maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, complete the following:

                          Present Value: For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:

                          Interest rate _____ %           Mortality table ______

         15.     INVESTMENTS:

                 a. Investments made pursuant to the investment direction provisions of the Basic Plan Document shall be made into any appropriate Investment Fund as selected by the Employer. In addition, investment of Plan assets is expressly authorized, as required by Revenue Ruling 81-100, in each of the following common or collective funds sponsored by the Trustee, or an affiliate of the Trustee (16):
                              SOCIETY NATIONAL BANK EB MANAGED GUARANTEED
                              INCOME CONTRACT FUND, THE SOCIETY NATIONAL BANK MULTIPLE INVESTMENT TRUST FOR EMPLOYEE BENEFIT TRUSTS, AND OTHER COLLECTIVE TRUSTS EXEMPT FROM TAX UNDER IRC Section 501 AND AS DESCRIBED IN REV. RUL. 81-100.

                 b.  [X]          If selected, an Employer Stock Fund shall be
                                  available as an Investment Fund pursuant to the terms of the Basic Plan Document.

                                  [ ] If selected, and an Employer Stock Fund is available as an Investment Fund, Participants will have the right, notwithstanding any other provisions of the Plan, to direct





__________________________________

(16)This Item is for use in identifying collective trust funds, which, pursuant to Revenue Ruling 81-100 must be specifically referenced in the Plan. Actual Investment Funds are referenced on the Investment Fund Designation form attached to this Adoption Agreement.

                                           that a portion of the Plan
                                           assets held for their benefit and
                                           invested in the Employer Stock Fund
                                           be diversified pursuant to the
                                           provisions of Section 10.7(F) of the
                                           Basic Plan Document.

                 c. Participants may make changes of existing account balances and future contributions from among the Investment Funds offered:

                          i   [X]  Once during each business day that the
                                   Trustee and the New York Stock Exchange are open.
                          ii  [ ]  Once during each calendar month.
                          iii [ ] Once during each quarter of the Plan Year. iv [ ] Once during each rolling ___ day period.

                 d.  [ ]          If selected, the Participant
                                  shall be restricted in making changes of existing account balances from any Investment
                                  Fund, as specified in the terms or conditions of such Investment Fund, and the Employer shall attach an addendum specifying such restriction.

                 e. The Participant will designate into which Investment Funds all contributions to their accounts are made, EXCEPT the following:

                          i    [ ]    Employer Profit Sharing Contributions
                          ii   [ ]    Employer Mandatory Matching Contributions
                          iii  [ ]    Employer Discretionary Matching
                                      Contributions
                          iv   [ ]    Qualified Matching Contributions
                          v    [ ]    Qualified Nonelective Contributions

                 f.   [ ]         If selected, and to the
                                  extent a selection is made above, the
                                  Employer shall attach an Investment Direction
                                  Addendum specifying how the contributions so specified shall be invested among the Investment Fund.

                 g.   [ ]         If selected, the Participant
                                  shall be restricted in the use of the
                                  Employer Stock Fund as an Investment Fund for designating the investment of contributions in the Participant's account, as follows:

                                  i    [ ]        The Participant may not
                                                  direct the investment of Plan
                                                  assets held in their account
                                                  into the Employer Stock Fund.
                                  ii   [ ]        The Participant may direct
                                                  ____ % of the following
                                                  contributions into the
                                                  Employer Stock Fund:

                         (a) [ ]   Employer Profit Sharing Contributions
                         (b) [ ]   Employer Mandatory Matching Contributions
                         (c) [ ]   Employer Discretionary Matching Contributions
                         (d) [ ]   Qualified Matching Contributions
                         (e) [ ]   Qualified Nonelective Contributions

             iii [ ] ___ % of the following contributions will be invested into the Employer Stock Fund, with the
                         balance   invested among:

                         (a) [ ]  the other Investment Funds,
                                  including the Employer Stock
                                  Fund
                         (b) [ ]  the other Investment Funds, NOT
                                  including the Employer Stock
                                  Fund

  16.     LOANS (SELECT ONE):

          a. [X] Loans may be made from the Plan in accordance with the Basic Plan Document and such policies and procedures as the Committee may adopt and apply on a consistent and nondiscriminatory basis (17).

          b. [ ]        No loans shall be made from the Plan.

  17.     TRUSTEE:

                 The Trustee of this Plan shall be Key Trust Company of Indiana, N.A. (a bank or trust company affiliated with KeyCorp within the meaning of Internal Revenue Code Section 1504).

  18.     EFFECTIVE DATE ADDENDUM:

          [ ] If selected, the following provisions shall have the specified effective dates (which are different from the date specified in Item B(1)):
                        ______





__________________________________

(17) If this option is selected, the Employer must establish appropriate procedures for implementation of the Plan's loan program.

c.       Section 401(K) PLAN PROVISIONS:


         1.      SERVICE:

                 An Eligible Employee shall be required to fulfill the following eligibility service requirements in order to participate in the Plan through a salary reduction agreement and for purposes of receiving an allocation of Employer Matching Contributions:

                 a.  [ ]          The Employee must complete ____ Month of
                                  Service (not more than 1 year) to be a
                                  Participant for purposes of receiving
                                  allocations of Employer Matching
                                  Contributions.
                 b.  [X]          The Employee must complete 1 Year of
                                  Service (not more than 1 year) to be a
                                  Participant for purposes of entering
                                  into a Salary Reduction Agreement and having
                                  Employee Before Tax Contributions or Employee
                                  After Tax Contributions contributed to the Plan on the Employee's behalf.

         2. EMPLOYEE SALARY DEFERRALS:

                 a.  [X]          Participants shall be entitled to enter into
                                  a Salary Reduction Agreement providing for Before Tax Contributions to be made to the Plan.

                                  i The minimum Before Tax Contribution shall be 1% of the Participant's Compensation.
                                  ii The maximum Before Tax Contribution shall be 13% of the Participant's Compensation.

                 b.  [ ]          Participants shall be entitled to enter into
                                  a Salary Reduction Agreement providing for After Tax Contributions to be made to the Plan.

                                  i The minimum After Tax Contribution shall be % of the Participant's Compensation.
                                  ii The maximum After Tax Contribution shall be % of the Participant's Compensation.
                                  iii [ ] If selected, notwithstanding the
                                          above, a Participant shall not be
                                          able to enter into a Salary Reduction
                                          Agreement providing for After Tax
                                          Contributions to be made to the Plan
                                          unless the Participant has entered
                                          into a Salary Reduction Agreement
                                          that provides for Before Tax
                                          Contributions to be made to the Plan
                                          in an amount
                                           of at least ____ % of the
                                           Participant's Compensation.

                 c. [ ] If selected, a Participant shall be entitled to enter into a Salary Reduction Agreement providing that any extraordinary item of compensation, not yet payable (including bonuses), be withheld from the Participant's Compensation and contributed to the Plan as either a Before Tax Contribution, or After Tax Contribution (provided such contributions are authorized above, and to the extent that such contribution, when aggregated with either the Participants other Before Tax Contributions or After Tax Contributions do not exceed the limitations specified above, on an annual basis).

         3.      CONTRIBUTION CHANGES:

                 a.       Participants may increase or decrease the amount of
                     contributions made to the Plan pursuant to a Salary Reduction Agreement once each:

                          i    [ ] Plan Year
                          ii   [ ] Semi-annual period, based on the Plan Year
                          iii  [X] Quarter, based on the Plan Year
                          iv   [ ] Month
                          v    [ ] Other, as specified below (provided that it
                                   is at least once per year):
                                   ____

                     b. Claims for returns of Excess Before Tax Contributions for the Participant's preceding taxable year must be made in writing, and submitted to the Committee by March 1 (specify a date between March 1 and
                          April 15). (18)

         4.      EMPLOYER MATCHING CONTRIBUTIONS (19):

                 a.       MANDATORY MATCHING CONTRIBUTIONS:

                          The Employer shall make contributions to the Plan, in an amount as specified below:

                          i [ ]  An amount, equal to _____ % of each
                                 Participant's Before Tax Contributions,
                                 however, no match shall be made on





__________________________________

18 The date specified is for the refund of amount deferred in excess of the Code Section 402(g) limit (the $7,000 limit) for the Participant's taxable year.

19 The Employer shall have the right to designate all, or any portion of Employer Matching Contributions as Qualified Matching Contributions, which shall then be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions.

                              Participant's Before Tax Contributions in excess of ____ % (or $____) of the Participant's Compensation.
                     ii   [ ] An amount, equal to ____ % of each Participant's
                              After Tax Contributions, but not to exceed ___ % of the Participant's Compensation, or $ ____.
                    iii   [ ] An amount, equal to ____ % of each Participant's
                              contributions made pursuant to a Salary Reduction Agreement (including both Before Tax Contributions and After Tax Contributions), but only if the Participant has entered into a Salary Reduction Agreement providing for Before Tax Contributions of at least ____ % of the Participant's Compensation, but not to exceed _____ % of the Participant's Compensation, or $ ____.
                     iv   [ ] An amount equal to the sum of the following:

                              (a) ____ % of the first ___ % of the Participant's
                                  Compensation deferred pursuant to a Salary
                                  Reduction Agreement; plus,
                              (b) ____ % of the next ____ % of the Participant's
                                  Compensation deferred pursuant to a Salary
                                  Reduction Agreement; plus,
                              (c) ____ % of the next ____ % of the Participant's
                                  Compensation deferred pursuant to a Salary
                                  Reduction Agreement, but not to exceed
                                  ____ % of the Participant's Compensation,
                                  or $ ____.
                      v   [ ] An amount equal to $ ____, for each
                              Participant who enters into a Salary Reduction Agreement providing for [ ] Before Tax Contributions, [ ] After Tax Contributions, or
                              [ ] either Before Tax Contributions or After Tax Contributions (or a combination of both) equal to or exceeding ____ % of the Participant's Compensation. Such contributions shall be made and allocated:

                              (a)  [ ] only during the first Plan Year the
                                       Plan is in effect, or if a restatement,
                                       for the first Plan Year beginning with,
                                       or containing the restatement Effective
                                       Date.

                              (b)  [ ] each Plan Year that a Participant has
                                       in force a Salary Reduction Agreement
                                       meeting the criteria specified above.

                              (c)  [ ] during the first Plan Year that the
                                       Participant participates through a
                                       Salary Reduction Agreement meeting the
                                       criteria specified above.

                 b.       DISCRETIONARY MATCHING CONTRIBUTIONS:

                          [ ] The Employer shall make contributions to the
                              Plan, in an amount determined by resolution of the Board of Directors on an annual basis. The Board resolution shall provide for the percentage and/or amount of Before Tax Contributions and/or After Tax Contributions to be matched and the maximum percentage and/or amount of Before Tax Contributions and/or After Tax Contributions eligible for matching.

                 c.       ALLOCATION OF MATCHING CONTRIBUTIONS:

                          Employer Matching Contributions shall be allocated pursuant to the terms of the Basic Plan Document, notwithstanding the foregoing:

                           i   [ ] A Participant who terminates before the
                                   end of the period for which contributions are allocated shall share in the allocation of Employer Matching Contributions if termination of employment was the result of (select all that apply):

                                   (a)  [ ] retirement
                                   (b)  [ ] disability
                                   (c)  [ ] death
                                   (d)  [ ] other, as specified below:
                                                 ____

                          ii   [ ] Employer Matching Contributions shall
                                   be allocated to the accounts of Participants
                                   (select one):

                                   (a)  [ ] as of each pay period for which
                                            a contribution was made pursuant to
                                            a Salary Reduction Agreement.
                                   (b)  [ ] semi-monthly.
                                   (c)  [ ] as of the last day of the month
                                            preceding the month in which the
                                            contribution was made.
                                   (d)  [ ] as of the last day of the Plan
                                            quarter preceding the quarter in
                                            which the contribution was made.
                                   (e)  [ ] as of the last day of the Plan year.

                         iii  [ ]  If selected, the Employer may make
                                   Employer Matching Contributions without
                                   regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year (20).

                 d. The percentage of a Participant's Employer Matching Contribution Account (21) (attributable to Employer Matching Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be (22):

                          COMPLETED YEARS OF SERVICE

                    1       2       3       4       5       6       7
                 -------------------------------------------------------

      i   [ ]             100%
                 ------  ------
      ii  [ ]                     100%
                 ------  ------  ------
      iii [ ]              20%     40%     60%    80%    100%
                 ------  ------  ------  ------  ------  ------
      iv  [ ]                      20%     40%    60%     80%     100%
                 ------  ------  ------  ------  ------  ------  ------
      v   [ ]     10%      20%     30%     40%    60%     80%     100%
                 ------  ------  ------  ------  ------  ------  ------
      vi  [ ]                                    100%
                 ------  ------  ------  ------  ------
      vii [ ]                                                     100%
                 ------  ------  ------  ------  ------  ------  ------
      vii [ ] Full and immediate vesting upon entry into the Plan

Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code
Section 411(a)(2).

                 e. Notwithstanding the provisions of this Item C(4)(e) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Matching Contribution Account if (23):

                          i    [ ] the Participant's job is eliminated
                                   without the Participant being offered a
                                   comparable position elsewhere with the
                                   Employer.

                          ii   [ ] for such reason as is described below:
                                   ____





__________________________________

20 Net Profits will never be required for the contribution of Before Tax Contributions, After Tax Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions.
21 Notwithstanding anything in the Adoption Agreement to the contrary, amounts in a Participant's account attributable to Before Tax Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions shall be 100% vested and nonforfeitable at all time.
22 Notwithstanding the selection made in this Item B(7)(b), a Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.
23 The provisions of this section will be administered by the Employer on a consistent and nondiscriminatory basis.

                 f.       CORRECTIVE CONTRIBUTIONS:

                          i    [ ] If selected, the Employer shall be
                                   authorized to make Qualified Matching
                                   Contributions, subject to the terms of the Basic Plan Document, in an amount determined by resolution of the Board of Directors on an annual basis.

                          ii   [X] If selected, the Employer shall be
                                   authorized to make Qualified Nonelective
                                   Contributions, subject to the terms of the Basic Plan Document, in an amount determined by resolution of the Board of Directors on an annual basis.

         5.      GAP EARNINGS:

                 [ ]      If selected, Gap Earnings, as defined in
                          Section 3.2(G)(1) of the Basic Plan Document, will be calculated for Excess Elective Deferrals, Excess Contributions and Excess Aggregate Contributions, and refunded to the Participant as provided for in
                          Article III of the Basic Plan Document.

         6.      FORFEITURES:

                 a. Forfeitures of amounts attributable to Employer
                    Matching Contributions shall be reallocated as of:

                          i    [ ] the last day of the Plan Year in which
                                   the Forfeiture occurred.

                          ii   [ ] the last day of the Plan Year following
                                   the Plan Year in which the Forfeiture
                                   occurred.

                          iii  [ ] the last day of the Plan Year in which
                                   the Participant suffering the Forfeiture has incurred the fifth consecutive One Year Break in Service.

                 b. Forfeitures of Employer Matching Contributions shall be reallocated as follows:

                          i    [ ] Not applicable as Employer Matching
                                   Contributions are always 100% vested and
                                   nonforfeitable.
                          ii   [ ] Used first to pay the expenses of
                                   administering the Plan, and then allocated pursuant to one of the following two options:

                          iii  [ ] Forfeitures shall be allocated to
                                   Participant's accounts in the same manner as Employer Profit Sharing Contributions, Employer Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions, in the discretion of the Employer, for the year in which the Forfeiture arose.

                          iv   [ ] Forfeitures shall be applied to reduce
                                   the Employer Profit Sharing Contributions,
                                   Employer Matching Contributions, Qualified
                                   Nonelective Contributions or Qualified
                                   Matching Contributions, in the discretion of the Employer, for the Plan Year following the Plan Year in which the Forfeiture arose.

          c.  Forfeitures of Excess Aggregate Contributions shall be:

                          i    [ ] Applied to reduce Employer contributions for
                                   the Plan Year in which the excess arose, but allocated as below, to the extent the excess exceeds Employer contributions for the Plan Year, or the Employer has already contributed for such Plan Year.

                          ii   [ ] Allocated after all other forfeitures
                                   under the Plan:

                                        (a)  [ ]  to the Matching
                                                  Contribution account of each
                                                  Non-highly Compensated
                                                  Participant who made Before
                                                  Tax Contributions or After
                                                  Tax Contributions in the
                                                  ratio which each such
                                                  Participant's Compensation
                                                  for the Plan Year bears to
                                                  the total Compensation of all
                                                  such Participants for the
                                                  Plan Year; or,

                                        (b)  [ ]  to the Matching
                                                  Contribution account of each
                                                  Non-highly Compensated
                                                  Eligible Participant in the
                                                  ratio which each Eligible
                                                  Participant's Compensation
                                                  for the Plan Year bears to
                                                  the total Compensation of all
                                                  Eligible Participants for the
                                                  Plan Year.

         7.      IN-SERVICE DISTRIBUTIONS (SELECT AS MAY BE APPROPRIATE):

                 a.     [ ]       There shall be no in-service
                                  distribution of Participant account balances derived from Before Tax Contributions
                                  (including Qualified Nonelective
                                  Contributions and Qualified Matching
                                  Contributions treated as Before Tax
                                  Contributions under the terms of the Basic
                                  Plan Document), or Employer Matching
                                  Contributions.

                 b.     [ ]       Participants may request an in-service
                                  distribution of their account balance
                                  attributable to Employer Matching
                                  Contributions, for the following reasons:

                                  i      [ ]  For purposes of satisfying a
                                              financial hardship, as determined
                                              in accordance with the uniform
                                              nondiscriminatory policy of the
                                              Committee;

                                  ii     [ ]  Attainment of age 59 1/2 by the
                                              Participant; or

                                  iii    [ ]  Attainment of the Plan's Normal
                                              Retirement Date by the
                                              Participant.

                 c.     [ ]       Participants may request an in-service
                                  distribution of their account balance
                                  attributable to Employee Before Tax
                                  Contributions, for the following reasons:

                                  i      [ ]  For purposes of satisfying a
                                              financial hardship, as determined
                                              by the facts and circumstances of
                                              an Employee's situation, in
                                              accordance with the provisions of
                                              Section 3.9 of the Basic Plan
                                              Document;

                                  ii     [ ]  For purposes of satisfying a
                                              financial hardship, using the
                                              "safe harbor" provisions of
                                              Section 3.9 of the Basic Plan
                                              Document.

                                  iii    [ ]  Attainment of age 59 1/2 by the
                                              Participant; or

                                  iv     [ ]  Attainment of the Plan's Normal
                                              Retirement Date by the
                                              Participant.

NOTICE: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under the provisions of Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to the Plan's qualification, the Employer must apply to the Key District Office of the Internal Revenue Service for a determination letter.

This Adoption Agreement may only be used in conjunction with Basic Plan Document # 05.

This Plan document may only be used under the express authority of KeyCorp, its subsidiaries and affiliates, and is not effective as completed until executed by a duly authorized officer of KeyCorp, one of its subsidiaries or affiliates, and approved by KeyCorp's counsel.

KeyCorp, as sponsor, may amend or discontinue this prototype plan document upon proper notification to all adopting Employers pursuant to Revenue Ruling 89-13.

Failure to properly fill out an Adoption Agreement may result in disqualification of the Plan, and adverse tax consequences to the Employer and Plan Participants.

This Plan is sponsored by:

    KeyCorp, on behalf of its operating subsidiaries, banking and trust company affiliates
    127 Public Square
    Cleveland, Ohio  44114
    (800) 982-3811

    IN WITNESS WHEREOF, the Employer and the Trustee, by their respective duly authorized officers, have caused this Adoption Agreement to be executed on this 30th day of Nov., 1995.
----       -----    --

EMPLOYER:
          ----


By: /s/ Michael D. McCormick
    --------------------------------------------
Title: Exec. V.P. & General Counsel
       -------------------------------------------------


TRUSTEE:
         ----


By:  /s/ April M. Czenkusch
    --------------------------------------------

Title: Vice President
       -------------------------------------------------

                 and

By: /s/ Thomas M. Getty
    --------------------------------------------
Title: Trust Officer
       -------------------------------------------------


APPROVED ON BEHALF OF TRUSTEE:


                        Initials:                Date:
                                  --------             ----------

                          INVESTMENT FUND DESIGNATION

   Michael D. McCormick (the "Named Fiduciary"), as an independent fiduciary with respect to the Profit Sharing Plan of Bindley Wester Industries, Inc. & Subsidiaries (the "Plan"), an employee pension benefit plan covered by the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and its employees who participate therein (the "Participants"), hereby designates the following investment funds from among the investment fund options available for adopting employers of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST (as defined in
Section 10.7 of the Plan), available for selection by Participants for the investment of Plan assets held for their benefit:

         (a)  Victory U.S. Government Obligations Fund
         (b)  Victory Investment Quality Bond Fund
         (c)  Victory Balanced Fund
         (d)  American Washington Mutual Investors Fund
         (e)  Victory Special Value Fund
         (f)  American EuroPacific Growth Fund
         (g)  -----
         (h)  -----

     [X] In addition, if selected, an Employer Stock Fund will also be available.

In making the selection of Investment Funds, the Named Fiduciary hereby confirms and acknowledges that:

        - The Named Fiduciary has had made available to it copies of the prospectuses (to the extent required under applicable federal securities law and regulation) for each investment fund available for selection by adopting employers of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST, and has received copies of each such prospectus for the Investment Funds selected;

        - The Named Fiduciary acknowledges that the Trustee of the Plan may receive certain fees for services provide to, or on behalf of an Investment Fund, or the sponsors or distributors thereof, pursuant to plans of distribution adopted by the fund under the provisions of Rule 12b-1 of the Investment Company Act of 1940, and further acknowledges that (i) such fee, if paid, is appropriate for services rendered to the fund, and when aggregated with other fees for service payable to the Trustee constitutes reasonable compensation for the Trustee's services to the Plan; and (ii) the Plan will be able to redeem its interest in any such Investment Fund on reasonably short notice without penalty;

        - The Named Fiduciary further acknowledges that it has selected the Investment Funds on its determination, after due inquiry, that the Investment Funds are appropriate vehicles for the investment of Plan assets pursuant to the terms of the Plan, considering all relevant facts and circumstances, including but not limited to (i) the investment policy and philosophy of the Named Fiduciary developed pursuant to ERISA Section 404; (ii) the ability of Participants, using an appropriate mix of Investment Funds, to diversify the investment of Plan assets held for their benefit; and, (iii) the ability of Participants to, utilizing an appropriate mix of Investment Funds, to structure an investment portfolio within their account in the Plan with risk and return characteristics within the normal range of risk and return characteristics for individuals with similar investment backgrounds, experience and expectations; and,

       - The Named Fiduciary acknowledges that it has not relied on any representations or recommendations from the Trustee or any of its employees in selecting the Investment Funds.

The Trustee agrees to follow the Named Fiduciary's direction with respect to offering the Investment Funds available for selection by the Participants in the Plan for the investment of Plan assets held for their benefit:

    IN WITNESS WHEREOF, the Employer, by its duly authorized representative, has executed this document in connection with adoption of the Plan utilizing the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST documents, as provided by the Trustee.


                          NAMED FIDUCIARY:
                                           -----



        By: /s/ Michael D. McCormick
            ---------------------------------

        Title: Exec. V.P. & General Counsel
               ------------------------------

    Seen and accepted by the Trustee, who shall provide the Investment Funds selected by the Employer pursuant to the terms of this document, and pursuant to the Plan.

                          TRUSTEE:
                                   -----


       By: /s/ April M. Czenkusch
           ---------------------------

       Title: Vice President
              ------------------------